UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2018

SPECTRUM BRANDS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34757	27-2166630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Deming Way

Middleton, Wisconsin 53562

(Address of principal executive offices)

(608) 275-3340

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐

Item 2.02  Results of Operations and Financial Condition.

The following information, including the Exhibit 99.1 referenced in this Item 2.02 to the extent the Exhibit discusses financial results of Spectrum Brands Holdings, Inc. (the “Company” or “Spectrum Brands”) for the fiscal second quarter ended April 1, 2018 is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On April 26, 2018, the Company issued a press release (the “Earnings Press Release”) discussing, among other things, its financial results for its fiscal second quarter ended April 1, 2018.  A copy of the Earnings Press Release is furnished as Exhibit 99.1 to this report.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2018, the Company issued a press release discussing, among other things, the appointment of Executive Chairman David M. Maura as Chief Executive Officer of the Company, effective immediately.  David Maura succeeds Andreas Rouvé, who has stepped down as Chief Executive Officer and Director.  A copy of the Press Release is furnished as Exhibit 99.2 to this report.

Forward Looking Information

Certain matters discussed in this news release and other oral and written statements by representatives of the Company regarding matters such as the Company’s ability to meet its expectations for its fiscal 2017 (including expectations regarding capital expenditures and its ability to increase its net sales, free cash flow and adjusted EBITDA) may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We have tried, whenever possible, to identify these statements by using words like “future,” “anticipate”, “intend,” “plan,” “estimate,” “believe,” “expect,” “project,” “forecast,” “could,” “would,” “should,” “will,” “may,” and similar expressions of future intent or the negative of such terms. These statements are subject to a number of risks and uncertainties that could cause results to differ materially from those anticipated as of the date of this release. Actual results may differ materially as a result of (1) the impact of our indebtedness on our business, financial condition and results of operations; (2) the impact of restrictions in our debt instruments on our ability to operate our business, finance our capital needs or pursue or expand business strategies; (3) any failure to comply with financial covenants and other provisions and restrictions of our debt instruments; (4) the impact of actions taken by significant stockholders; (5) the impact of expenses resulting from the implementation of new business strategies, divestitures or current and proposed restructuring activities; (6) our inability to successfully integrate and operate new acquisitions at the level of financial performance anticipated; (7) the unanticipated loss of key members of senior management; (8) the impact of fluctuations in commodity prices, costs or availability of raw materials or terms and conditions available from suppliers, including suppliers’ willingness to advance credit; (9) interest rate and exchange rate fluctuations; (10) our ability to utilize our net operating loss carry-forwards to offset tax liabilities from future taxable income; (11) the loss of, significant reduction in, or dependence upon, sales to any significant retail customer(s); (12) competitive promotional activity or spending by competitors, or price reductions by competitors; (13) the introduction of new product features or technological developments by competitors and/or the development of new competitors or competitive brands; (14) the effects of general economic conditions, including inflation, recession or fears of a recession, depression or fears of a depression, labor costs and stock market volatility or changes in trade, monetary or fiscal policies in the countries where we do business; (15) changes in consumer spending preferences and demand for our products; (16) our ability to develop and successfully introduce new products, protect our intellectual property and avoid infringing the intellectual property of third parties; (17) our ability to successfully implement, achieve and sustain manufacturing and distribution cost efficiencies and improvements, and fully realize anticipated cost savings; (18) the cost and effect of unanticipated legal, tax or regulatory proceedings or new laws or regulations (including environmental, public health and consumer protection regulations); (19) public perception regarding the safety of products that we manufacture and sell, including the potential for environmental liabilities, product liability claims, litigation and other claims related to products manufactured by us and third parties; (20) the impact of pending or threatened litigation; (21) the impact of cybersecurity breaches or our actual or perceived failure to protect company and personal data; (22) changes in accounting policies applicable to our business; (23) government regulations; (24) the seasonal nature of sales of certain of our products; (25) the effects of climate change and unusual weather activity; and (26) the effects of political or economic conditions, terrorist attacks, acts of war or other unrest in international markets, including those discussed herein and those set forth in the combined securities filing of Spectrum Brands Holdings, Inc. and SB/RH Holdings, LLC, including their most recently filed Annual Report on Form 10-K or Quarterly Report on Form 10-Q.

Spectrum Brands Holdings, Inc. also cautions the reader that its estimates of trends, market share, retail consumption of its products and reasons for changes in such consumption are based solely on limited data available to Spectrum Brands Holdings and management’s reasonable assumptions about market conditions, and consequently may be inaccurate, or may not reflect significant segments of the retail market.    Spectrum Brands Holdings also cautions the reader that undue reliance should not be placed on any forward-looking statements, which speak only as of the date of this release. Spectrum Brands Holdings undertakes no duty or responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes.

Item 9.01  Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Earnings Press Release, dated April 26, 2018
99.2	Maura Appointment Press Release, dated April 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2018
SPECTRUM BRANDS HOLDINGS, INC.
	By:	/s/ Douglas L. Martin
Name: Douglas L. Martin
Title: Executive Vice President and Chief Financial Officer